UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Rule 14a-101)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

APOLLO EDUCATION GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

The attached proxy card is being filed solely to amend the proxy card in the Definitive Proxy Statement on Schedule 14A of Apollo Education Group, Inc. (the “Company”), which was filed with the Securities and Exchange Commission on March 23, 2016 (the “Definitive Proxy Statement”). The amended proxy card removes the language requiring a shareholder to present an admission ticket to attend the special meeting of Class A and Class B shareholders to be held on April 28, 2016 (the “Special Meeting”). As set forth in further detail in the Definitive Proxy Statement, admission to the Special Meeting requires only valid photo identification and proof of beneficial ownership of the Company’s Class A common stock.

The proxy materials mailed to the Company’s shareholders will include the attached proxy card.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02AS4D 1 U PX + Special Meeting Proxy Card . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Company’s board of directors recommend voting FOR items 1 and 2. For Against Abstain 1. To approve the Agreement and Plan of Merger, dated as of February 7, 2016, among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. IMPORTANT SPECIAL MEETING INFORMATION For Against Abstain 2. To approve by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 7 5 3 3 7 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 Proxy Card qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on April 28, 2016. Vote by Internet • Go to www.investorvote.com/apol • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of 2016 Special Meeting of Shareholders 4025 S. Riverpoint Parkway Phoenix, Arizona 85040 Proxy Solicited by Board of Directors for Apollo Education Group, Inc. Special Meeting — April 28, 2016 Gregory W. Cappelli, Gregory J. Iverson and Sean B.W. Martin, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Apollo Education Group, Inc. to be held on April 28, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR (To approve the Agreement and Plan of Merger, dated as of February 7, 2016, among Apollo Education Group, Inc., AP VIII Queso Holdings, L.P. and Socrates Merger Sub, Inc.) and FOR (To approve by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger.) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Proxy — Special Meeting Proxy Card Apollo Education Group, Inc. 2016 Special Meeting Proxy Card 2016 Special Meeting of Apollo Education Group, Inc. Shareholders Thursday, April 28, 2016 4025 S. Riverpoint Parkway Phoenix, Arizona 85040 Upon arrival, please present photo identification at the registration desk. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q